JUNE 25, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD SCHRODERS GLOBAL STRATEGIC BOND FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH April 20, 2018

AND

hartford SCHRODERS funds PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH MAY 11, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective July 31, 2018, the Hartford Schroders Global Strategic Bond Fund will change its benchmark, the 3-Month USD Fixed LIBOR, to the ICE BofAML US 3-Month Treasury Bill Index, due to the U.K. Financial Conduct Authority’s plan to phase out the London Interbank Offered Rate (LIBOR). In addition, the Hartford Schroders Global Strategic Bond Fund will add Bloomberg Barclays Global Aggregate 1-3 Year USD Hedged Index as a secondary benchmark effective as of the same date.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7384	June 2018